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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003



                               MAYTAG CORPORATION
             (Exact name of registrant as specified in its charter)

                             A Delaware Corporation
                   (State or other jurisdiction incorporation)


                          Commission file number 1-655

                         I.R.S. Employer Identification
                                 No. 42-0401785

                403 West Fourth Street North, Newton, Iowa 50208
                    (Address of principal executive offices)

                   Registrant's telephone number: 641-792-7000

                                       N/A
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is
Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Maytag Corporation
                                                 (Registrant)

                                                 By: /s/ Steven H. Wood
                                                 ----------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer

   April 17, 2003
       (Date)

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EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.

99       Quarterly earnings release for three months ended March 31, 2003.

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